Exhibit 99.1

QuinStreet Reports Fourth Quarter and Fiscal Year 2011 Financial Results

Annual Revenues Grow 20% to $403 million; Adjusted EBITDA Margin 22%

Foster City, CA — August 10, 2011 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media online, today announced its financial results for the fiscal fourth quarter and fiscal year ended June 30, 2011.

For the fiscal year, the Company reported total revenue of $403.0 million, an increase of 20% over fiscal 2010. Fourth quarter revenue was $94.1 million, an increase of 6% over the same quarter last year.

Adjusted EBITDA for the year was $90.3 million, or 22% of revenue; adjusted EBITDA for the fourth quarter was $20.8 million, or 22% of revenue.

For fiscal year 2011, the Company reported GAAP net income of $27.2 million, or $0.55 per diluted share. Adjusted net income for the year was $50.3 million, or $1.02 per diluted share.

For the fourth quarter, the Company reported GAAP net income of $6.4 million, or $0.13 per diluted share. Adjusted net income for the quarter was $11.9 million, or $0.24 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.

For fiscal year 2011, revenue for the Education client vertical was $175.5 million, an increase of 15% compared to the prior year. Revenue for the Financial Services client vertical was $181.9 million, an increase of 26% compared to the prior year. Revenue for Other client verticals was $45.7 million, an increase of 18% over the prior year.

For the fourth quarter, revenue for the Education client vertical was $41.7 million, an increase of 12% compared to the year-ago quarter. Revenue for the Financial Services client vertical was $39.3 million, an increase of 2% compared to the same quarter last year. Revenue for Other client verticals was $13.0 million, an increase of 4% compared to the year-ago quarter.

The Company generated $78.2 million in cash flow from operations in the fiscal year and $19.6 million in cash flow from operations in the fourth quarter.

QuinStreet closed the year with $167.2 million in cash and marketable securities.

Reconciliations of adjusted net income to net income, adjusted EBITDA to net income, and free cash flow to net cash provided by operating activities are included in the accompanying tables.

“We are pleased with our financial results for fiscal 2011. Revenue growth of 20% to $403 million and adjusted EBITDA of 22% were both at the high end of our long-term objectives despite obvious challenges in the economy and in some of our markets,” commented Doug Valenti, QuinStreet CEO. “Fourth quarter results came in at the high end of our outlook provided in June. We also made progress continuing to develop our competitive advantages and footprint for future growth.”

Conference Call

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on August 10, 2011 until 11:59 p.m. PT on August 17, 2011 by dialing 1-800-642-1687 in the U.S. and Canada, or 1-706-645-9291 for international callers, using passcode 82236077#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Final operating results will be included in the Company’s annual report on Form 10-K, which will be filed with the Securities and Exchange Commission no later than September 13, 2011.

About QuinStreet

QuinStreet, Inc. (NASDAQ: QNST) is a leader in vertical marketing and media online. QuinStreet is headquartered in Foster City, CA. For more information, please visit www.quinstreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net. The term “adjusted net income” refers to a financial measure that we define as net income adjusted for amortization expense and stock-based compensation expense, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate free cash flow along with our consolidated statement of cash flows.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “will, “ “believe, “ “intend, “ “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. Additional information will also be set forth in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2011, which will be filed with the SEC no later than September 13, 2011. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Contact Information:

Erica Abrams or Matthew Hunt

(415) 217-5864 or (415) 489-2194

erica@blueshirtgroup.com

matt@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2011	June 30, 2010

Assets
Current assets
Cash and cash equivalents	$132,290	$155,770
Marketable securities	34,927	—
Accounts receivable, net	48,225	51,466
Deferred tax assets	10,253	8,528
Prepaid expenses and other assets	5,773	3,123

Total current assets	231,468	218,887

Property and equipment, net	8,875	5,419
Goodwill	211,856	158,582
Other intangible assets, net	65,847	47,156
Deferred tax assets, noncurrent	5,866	3,972
Other assets, noncurrent	1,012	614

Total assets	$524,924	$434,630

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$23,300	$16,776
Accrued liabilities	33,238	30,144
Deferred revenue	2,531	1,241
Debt	10,038	15,562

Total current liabilities	69,107	63,723

Deferred revenue, noncurrent	58	305
Debt, noncurrent	96,010	78,046
Other liabilities, noncurrent	4,360	2,534

Total liabilities	169,535	144,608

Stockholders’ equity
Common stock	50	47
Additional paid-in capital	255,689	217,581
Treasury stock	(7,779)	(7,779)
Accumulated other comprehensive income	51	9
Retained earnings	107,378	80,164

Total stockholders’ equity	355,389	290,022

Total liabilities and stockholders’ equity	$524,924	$434,630

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net revenue	$94,118	$88,547	$403,021	$334,835
Cost of revenue (1)	69,122	62,858	291,991	240,730

Gross profit	24,996	25,689	111,030	94,105
Operating expenses: (1)
Product development	5,843	5,192	24,163	19,726
Sales and marketing	3,285	4,508	17,382	16,698
General and administrative	5,206	4,353	20,396	18,464

Operating income	10,662	11,636	49,089	39,217
Interest income	30	64	169	97
Interest expense	(1,105)	(1,046)	(4,213)	(3,977)
Other income (expense), net	(95)	1,302	56	1,523

Income before income taxes	9,492	11,956	45,101	36,860
Provision for taxes	(3,046)	(5,545)	(17,887)	(16,276)

Net income	$6,446	$6,411	$27,214	$20,584

Net income attributable to common stockholders
Basic	$6,446	$6,411	$27,214	$12,782

Diluted	$6,446	$6,411	$27,214	$13,201

Net income per share attributable to common stockholders
Basic	$0.14	$0.14	$0.59	$0.50

Diluted	$0.13	$0.13	$0.55	$0.46

Weighted average shares used in computing net income per share attributable to common stockholders
Basic	47,161	45,067	46,222	25,616
Diluted	49,645	47,762	49,130	28,429
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$1,095	$968	$4,506	$3,111
Product development	621	606	2,705	2,176
Sales and marketing	631	959	3,747	3,463
General and administrative	750	619	2,992	4,621

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2011	2010	2011	2010
Cash Flows from Operating Activities
Net income	$6,446	$6,411	$27,214	$20,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,020	5,113	27,272	18,791
Provision for sales returns and doubtful accounts receivable	108	(517)	(35)	(751)
Stock-based compensation	3,097	3,152	13,950	13,371
Excess tax benefits from stock-based compensation	(714)	(38)	(7,458)	(1,859)
Other non-cash adjustments, net	(109)	(2,189)	99	(1,622)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	4,371	(3,142)	3,885	(14,403)
Prepaid expenses and other assets	3,051	5,280	4,947	29
Other assets, noncurrent	(13)	22	120	11
Deferred taxes	(3,252)	(6,771)	(3,252)	(6,771)
Accounts payable	(192)	(975)	6,375	3,363
Accrued liabilities	(851)	2,265	2,552	7,900
Deferred revenue	96	(55)	1,043	(112)
Other liabilities, noncurrent	536	(10)	1,459	(22)

Net cash provided by operating activities	19,594	8,546	78,171	38,509

Cash Flows from Investing Activities
Capital expenditures	(939)	(551)	(5,363)	(2,710)
Business acquisitions, net of notes payable and cash acquired	(115)	(15,277)	(91,838)	(68,176)
Internal software development costs	(519)	(405)	(1,841)	(1,414)
Purchases of marketable securities	(20,510)	—	(54,433)	—
Proceeds from sales and maturities of marketable securities	10,743	—	19,227	—
Other investing activities	(509)	—	(515)	67

Net cash used in investing activities	(11,849)	(16,233)	(134,763)	(72,233)

Cash Flows from Financing Activities
Payments for issuance of common stock	—	(1,286)	(106)	136,790
Proceeds from exercise of common stock options	4,130	90	16,710	1,640
Proceeds from bank debt, net of issuance costs	—	—	24,425	43,300
Principal payments on bank debt	(1,313)	(850)	(3,963)	(3,100)
Principal payments on acquisition-related notes payable	(3,727)	(9,841)	(11,452)	(15,450)
Excess tax benefits from stock-based compensation	714	38	7,458	1,859
Repurchases of common stock	—	—	—	(715)

Net cash (used in) provided by financing activities	(196)	(11,849)	33,072	164,324

Effect of exchange rate changes on cash and cash equivalents	57	(12)	40	(12)
Net increase (decrease) in cash and cash equivalents	7,606	(19,548)	(23,480)	130,588
Cash and cash equivalents at beginning of period	124,684	175,318	155,770	25,182

Cash and cash equivalents at end of period	$132,290	$155,770	$132,290	$155,770

QUINSTREET, INC.

RECONCILIATION OF NET INCOME TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Fiscal Year Ended June 30,
	2011	2010	2011	2010
Net income	$6,446	$6,411	$27,214	$20,584
Amortization of intangible assets	5,590	4,219	22,165	15,289
Stock-based compensation	3,097	3,152	13,950	13,371
Tax impact of the above items	(3,222)	(2,200)	(13,040)	(9,549)

Adjusted net income	$11,911	$11,582	$50,289	$39,695

Adjusted diluted net income per share	$0.24		$1.02

Weighted average shares used in computing adjusted diluted net income per share	49,645		49,130

QUINSTREET, INC.

RECONCILIATION OF NET INCOME TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Fiscal Year Ended June 30,
	2011	2010	2011	2010
Net income	$6,446	$6,411	$27,214	$20,584
Interest and other income (expense), net	1,170	(320)	3,988	2,357
Provision for taxes	3,046	5,545	17,887	16,276
Depreciation and amortization	7,020	5,113	27,272	18,791
Stock-based compensation	3,097	3,152	13,950	13,371

Adjusted EBITDA	$20,779	$19,901	$90,311	$71,379

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net cash provided by operating activities	$19,594	$8,546	$78,171	$38,509
Capital expenditures	(939)	(551)	(5,363)	(2,710)
Internal software development costs	(519)	(405)	(1,841)	(1,414)

Free cash flow	$18,136	$7,590	$70,967	$34,385